Exhibit 99.1

Mangoceuticals, Inc. Provides Update to Shareholders on Q3 Achievements and Guidance on Year End and Near-Term Initiatives

Dallas, Texas / October 19, 2023 / Mangoceuticals, Inc. (NASDAQ:MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing and selling a variety of men’s health and wellness products via a secure telemedicine platform, including its uniquely formulated erectile dysfunction (ED) drug branded “Mango,” is pleased to provide the following updates to current and prospective shareholders on the Company’s recent 3rd quarter achievements, along with guidance on year end and near-term initiatives. MangoRx is pleased to report on the following topics:

Year to Date Company Achievements (through September 30, 2023)

●	Revenue Growth: The Company experienced sequential revenue growth of 28.8% from Q1 to Q2, 42.5% from Q2 to Q3, and 59% from Q1 to Q3. We attribute this growth to three primary factors: 1) the growing prominence of the Mango brand, 2) the Company’s aggressive marketing efforts through digital initiatives as well as sponsorships and promotions with Barstool Sports and the various podcast platforms launched with Audacy (as referenced in our press release dated September 6, 2023), and 3) funds raised in our initial public offering.

●	Customer Acquisition: To date, we have successfully onboarded a rapidly growing customer base with an Average Order Value (AOV) of $105. Our goal is to continuously increase our customer base through additional prospecting and retargeting efforts. We have also launched an aggressive email marketing campaign to reach out to customer leads that have expressed interest in our products. To date, we have received positive results and plan to continue these efforts on an ongoing basis.

●	Customer Subscriptions and Refills: Historically, subscribing customers have accounted for approximately 10% of all new orders with an Average Order Value (AOV) of approximately $130. Subscription sales increased 65% from Q1 to Q3, with Q2 to Q3 sequential growth of 47%, demonstrating an accelerating growth curve.

Additionally, many of our subscribing customers manually refill additional orders prior to receiving their scheduled auto-refill prescriptions, which we believe reflects the strong value-add role our Mango ED products have for our customers. Our goal is to grow the share of new orders that come from subscribing customers from 10% to 20-25%, which if successful, we expect will drive greater predictability and growth in revenues and cash flow, allowing the Company to invest even more aggressively in new customer acquisition.

●	New Orders and Refills: For the nine-months ending September 30, 2023, new orders accounted for 76% of total revenues while refills/auto-refills accounted for 24% of total revenues. Sales from refills/auto-refills have grown sequentially by more than 50% over the past two consecutive quarters.

4th Quarter Goals and Initiatives

●	New Men’s Health Product Categories: The Company has developed, and is in the process of developing, new men’s health and wellness pharmaceutical grade products expected to be launched and marketed and made available on www.MangoRx.com through our telemedicine portal. These product categories include, but are not limited to: hair loss, weight loss, performance, and various hormone therapies.

The Company has been working with internal product developers, third-party software developers, packaging vendors, marketing agencies, doctors’ networks, and the Company’s related-party compounding pharmacy, to ensure the timely and successful launch of these new and innovative products. The Company anticipates launching at least one additional product category by the end of the 4th quarter or the first quarter of 2024, funding permitted.

●	New Web Design and User Experience: The Company has undertaken a complete redesign of its website, www.MangoRx.com. Currently, the Company’s website is singularly geared toward its erectile dysfunction Mango products. As the Company expands into new product categories, a newer design and user interface experience is necessary for the promotion and marketing of those new products. The Company anticipates launching its new web presence by the end of the 4th quarter.

●	Launch of Affiliate Marketing Program: The Company is extremely pleased with the launch of its Affiliate Marketing Program, which allows various companies, influencers, and publishers to market and sell MangoRx products as an affiliate. Interested parties can sign up to become an affiliate at www.MangoRevenue.com, where they will have access to Company approved media, tools, and content to use on their own marketing platforms. If a purchase is made using their unique link or code, these affiliates are paid a commission on each product sold. Since launching the program in early October 2023, the Company has already signed up 100 affiliates in short order and has a goal of achieving 500 affiliates by the end of 2023.

The Company estimates that a well-executed and managed affiliate marketing program may be able to drive up to 20% of the Company’s overall gross revenues.

●	Ongoing Marketing Initiatives: The Company has recently retained digital marketing agency Accelerated Digital Media (ADM), a digital media and marketing agency that specifically focuses on direct-to-consumer telemedicine and pharmaceutical brands. With clients including NURX, TalkSpace, and Keeps, management believes that the ADM team has the skills necessary to launch and execute an effective digital marketing strategy to assist with our social media advertising on top-of-funnel ad platforms such as Meta (Instagram/Facebook), Google, and YouTube.

All of this is in addition to the Company’s current sponsorships of various nationally recognized podcasts such as NoJumper and PlugTalk with Adam22, Pillow Talk with Ryan Pownall, OnlyStans by BarStool Sports and Glenny Balls, Monday Morning Podcast with Bill Burr, Fly on the Wall with Dana Carvey and David Spade, The Dale Jr Podcast with Dale Earnhard Jr., and We’re Here To Help with Jake Johnson and Gareth Reynolds.

The Company is consistently reviewing additional marketing and sponsorship opportunities to further enhance brand recognition throughout the 4th quarter and beyond.

●	Global Expansion Opportunities: The Company has begun the process of identifying potential additional markets outside of the United States which it may seek to market and sell its Mango ED products in the future, with some of these markets requiring a doctor’s prescription (e.g., the United Kingdom) and others where ED products can be sold over the counter at local pharmacies (e.g., Mexico and other parts of South America). The Company’s decision to become the headline sponsor for the upcoming Raindance Film Festival in London is due to its interest in the United Kingdom as a potential viable option for global expansion.

Jacob Cohen, the Company’s Co-Founder and Chief Executive Officer stated, “We are extremely grateful to our loyal shareholders for your patience and commitment. We are fully dedicated to making Mango one of the top names in men’s health and wellness and we believe we have a strong plan to deliver on that commitment. As we approach the close of 2023, we believe we are finally beginning to see accelerating growth in brand recognition and revenues. We plan to continue to invest and reinvest in driving new customer acquisition in our flagship Mango ED products, funding permitting, while expanding into new verticals where our prior investments in the Mango brand are expected to have an established footprint with prospective customers. Stay tuned. The excitement is just beginning!”

About Mango

Created using a special formulation featuring either the same active ingredient as in Cialis™ (Tadalafil) or Viagra™ (Sildenafil), each part of the Mango formulation plays a critical role in helping men achieve optimum performance. We believe the key to our success lies in our unique blend of ingredients, which are used in U.S. Food and Drug Administration (“FDA”) approved drugs. Mango contains a combination of either Sildenafil or Tadalafil along with Oxytocin and L-Arginine that have been traditionally used to treat sexual dysfunction.

Mango is a prescription medication that must be approved by a physician. After an individual has completed an online tele-health visit, our network of medical providers will review and approve a prescription if medically appropriate. Mango is a rapidly dissolved tablet (RDT) that is absorbed orally. For best results, we advise taking Mango at least 15 minutes before engaging in sexual activity. Sildenafil and Tadalafil, either of the main ingredients in Mango, typically have effects that last up to 4 and 36 hours, respectively.

About Mangoceuticals

Mangoceuticals, Inc. is a company focused on developing, marketing, and selling a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED). The Company has developed a new brand of ED product under the brand name “Mango” (think: “Man, Go!”).

To participate in the Mango Revenue affiliate marketing program, please visit: https://mangorevenue.com.

For more information, please visit www.MangoRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to; our ability to obtain additional funding and generate revenues to support our operations; the availability of funding for our planned marketing and expansion efforts; the market acceptance of new products we may launch; our ability to obtain new customers, maintain current customers, and increase average order value per customer; our ability to maintain costs, add new affiliates, and maintain our relationship with current affiliates, for our marketing program; the ability of our marketing program to increase customers and revenues; risks associated with our ED product and future products, which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements, including our significant reliance on related party transactions; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen and President, Jonathan Arango, combined have majority voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace, and the fact that the majority of our shareholders paid less for their shares than the public offering price of our common stock in our recent initial public offering; the fact that we have a significant number of outstanding warrants to purchase shares of common stock at $1.00 per share, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended; our ability to build and maintain our brand; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our ED product; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our Mango ED product and future products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of high inflation, increasing interest rates and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and Israel/Hamas conflict) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2023. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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FOR PUBLIC RELATIONS
Lucky Break Public Relations
Sahra Simpson
Sahra@luckybreakpr.com
(323) 602-0091 ext. 704

FOR INVESTOR RELATIONS
Mangoceuticals Investor Relations
Email: investors@mangorx.com

MEDIA CONTACT
PHOENIX MGMT Marketing & Consulting
info@phoenix-mediamarketing.com

SOURCE: Mangoceuticals Inc.